EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American Tire Distributors Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that, to his best knowledge:

(a)	the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2012	By:	/s/ WILLIAM E. BERRY
Name: William E. Berry Title: President and Chief Executive Officer

	By:	/s/ JASON T. YAUDES
Name: Jason T. Yaudes Title: Executive Vice President and Chief Financial Officer